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                             ADC TELECOMMUNICATIONS
                                  BUSINESS UNIT
            MANAGEMENT INCENTIVE PLAN DOCUMENT - DIRECTORS AND ABOVE
                                FISCAL YEAR 1999


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                             ADC TELECOMMUNICATIONS
                                  BUSINESS UNIT

            MANAGEMENT INCENTIVE PLAN DOCUMENT - DIRECTORS AND ABOVE
                                FISCAL YEAR 1999

I.  PLAN NAME AND EFFECTIVE DATE

The name of this Plan is the ADC Telecommunications, Inc. ("Company"), Business Unit Management Incentive Plan - Directors and Above, Fiscal Year ("FY") 1999, effective November 1, 1998 through October 31, 1999.

II.  PURPOSE

The purpose of the Plan is to provide, with full regard to the protection of shareholder's investments, a direct financial incentive for eligible employees to perform an effective leadership role and make a significant contribution to the Company's established goals.

III.  ADMINISTRATION

This Plan is administered by a Management Incentive Plan Committee ("Committee") appointed and authorized by the Company's Board of Directors. Subject to the complete and full discretion of the Board of Directors, the Committee is authorized to make all decisions as required in administration of the Plan and to exercise its discretion to define, interpret, construe, apply and make any exceptions to the terms of the Plan.

IV.  ELIGIBILITY

The Committee establishes rules of eligibility for participation in the Plan and determines eligibility in accordance with those rules. For Fiscal Year 1999, eligibility applies to all employees in Grades 18 and above, plus any Grade 16 and 17 directors. Participation is effective as of the date approved by the Committee and is communicated to the participant by an incentive opportunity statement ("Participant Form") specifying the target incentive level for the position. No employee will become a participant in the Plan after May 1, 1999, unless the employee is already a participant in another ADC Management Incentive Plan.

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V.  PLAN GOALS

The Plan reinforces the key financial goals which support ADC's long-term strategic plans. The FY 1999 goal categories for Business Unit participants are as follows:

         Business Unit EVA Improvement*
         ADC EVA Improvement
         Business Unit Revenue (if applicable)
         Key Business Unit Goal or Individual Contribution

     The goal category weights and threshold, target, and maximum performance levels are specified on the attached goal sheet.

* EVA Improvement is the dollar amount of planned year-over-year improvement in EVA.

VI.  INCENTIVE PAYOUT OPPORTUNITIES

A. The payout opportunity for meeting the Business Unit Revenue (if applicable) and key Business Unit or Individual Contribution goals are as follows:

                                                                                  PAYOUTS
                                                             ---------------------------------------------------
           GOAL                                                THRESHOLD           TARGET            MAXIMUM
           ----                                                ---------           ------            -------
           Business Unit Revenue (if applicable)             0% of Target           100%          400% of Target
           Key Business Unit Goal or                         0% of Target           100%          200% of Target
           Individual Contribution

         Results between threshold-target and target-maximum are interpolated.

B. The payout opportunity for meeting the ADC EVA Improvement goal and the Business Unit EVA Improvement goal are as follows:

           GOAL                                                THRESHOLD           TARGET            MAXIMUM
           ----                                                ---------           ------            -------
           ADC EVA Improvement                              0% of Target            100%             400% of Target
           Business Unit EVA Improvement                        N/A                 100%                  N/A
                                                         (capped at -100% of                       (unlimited upside)
                                                              target)

         Incentive amounts are interpolated based on leverage (the slope of the line).

         The specific incentive payout for the Business Unit EVA Improvement goal is a function of a bonus bank concept which is described in
         Section VII and Section VIII.

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VII.  BONUS BANK DEFINITION

As mentioned earlier, the Plan offers unlimited upside and downside rewards (capped at negative 100% of target) to participants for creating value. In order to ensure that Business Unit EVA Improvements are sustainable over a multi-year period, a bonus bank is created whereby exceptional performance (above 200% of target) is credited to your account and poor performance (negative amounts below 0% of the target level) is deducted from your account.

The bonus bank does not apply to the ADC EVA Improvement goal. The specific mechanics of the bonus bank are described below.

VIII.  HOW THE BONUS BANK WORKS

A.    A bonus bank account is created when:

 - The current plan year EVA Improvement result is above 200% of target; this is a positive bonus bank deposit.

 - The current plan year EVA Improvement result is below 0% of the target level; this is a negative deposit. Negative bonus bank deposits are capped at -100% of the target.

B.    The bonus bank operates in the manner shown on Attachment A

C. The bonus bank is a bookkeeping account and as such, amounts allocated to a participant's bonus bank earn no interest, are unfunded, and do not actually vest until they are paid out in in accordance with the Plan.

IX.  MAXIMUM EVA IMPROVEMENT GOAL PAYOUT IN ANY PLAN YEAR

Notwithstanding the above, the maximum amount that may be paid in any one year to a participant for the Business Unit EVA Improvement goal, including amounts achieved for the current year and bonus bank amounts that vest in the current year, may not exceed 400% of the Business Unit EVA Improvement target incentive amount.


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X.  CURRENT PLAN YEAR PAYMENT

Payments which become due and payable under this Plan for the current Plan year include:

-    The amount achieved for the Revenue goal (if applicable).

- The amount achieved for the key Business Unit or Individual Contribution goal, PROVIDED ONE OF THE FOLLOWING GOALS IS MET: THRESHOLD REVENUE (IF APPLICABLE), THRESHOLD ADC EVA IMPROVEMENT, OR 0% OF THE TARGET FOR THE BUSINESS UNIT EVA IMPROVEMENT GOAL.

- Current year EVA Improvement goal achievement up to 200% of target, if there are no negative offsets, or up to 150% of target if a prior year negative bonus bank exists.

-    Vested amount of EVA Improvement bonus bank account balance.

Payments which become due and payable under this Plan are made as soon as administratively feasible following the close of the Company's Fiscal Year.

XI.  CALCULATION OF INDIVIDUAL PAYMENTS AND BONUS BANK ACCOUNT  BALANCES

A. The obligation to make payments under the Plan is determined by achievement of goals as determined by the Board of Directors.

B.   Calculations under this Plan are a function of:

             1. Target incentive opportunity - expressed as a percentage of an individual's FY 1999 earnings. The target % for each participant is designated on the "Participant Form."

             2. Participant's 1999 Fiscal Year base salary earnings.

             3. Performance against the established goals.

C. Individual award calculations are shown by the following examples:


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Assume we have a Plan participant with the following facts:

--------------------------------------------------------------------------------
Current Plan Year                      1999
--------------------------------------------------------------------------------
Grade                                  17
--------------------------------------------------------------------------------
Base Salary Earnings                   $85,000
--------------------------------------------------------------------------------
Target Incentive Opportunity           20% of base salary earnings or $17,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOAL                                      WEIGHT       TARGET INCENTIVE DOLLARS
----                                      ------       ------------------------
Business Unit EVA Improvement               40%                 $ 6,800
ADC EVA Improvement                         20%                 $ 3,400
Business Unit Revenue                       20%                 $ 3,400
Key Business Unit Goal                      20%                 $ 3,400
                                                                -------
                                                                $17,000

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
GOAL ACHIEVEMENT (AS A % OF TARGET)
-----------------------------------
Business Unit EVA Improvement                    (50)%      x    $6,800       =    ($3,400)*
ADC EVA Improvement                               105%      x    $3,400       =     $3,570
Business Unit Revenue                             110%      x    $3,400       =     $3,740
Key Business Unit Goal                            100%      x    $3,400       =     $3,400
----------------------------------------------------------------------------------------------------------------

*BUSINESS UNIT EVA IMPROVEMENT INCENTIVE CALCULATIONS:

-     Bonus bank to carry forward-$(3,400)

TOTAL CURRENT YEAR INCENTIVE PAYOUT: $3, 750 (ADC EVA IMPROVEMENT) + $3,740 (REVENUE) + $3,400 (KEY BUSINESS UNIT GOAL) = $10,710


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Assume the same Participant has the following facts the next year:

--------------------------------------------------------------------------------
Current Plan Year                         2000
--------------------------------------------------------------------------------
Grade                                     17
--------------------------------------------------------------------------------
Base Salary Earnings                      $90,000
--------------------------------------------------------------------------------
Target Incentive Opportunity              20% of base salary earnings or $18,000
--------------------------------------------------------------------------------
EVA Bonus Bank                            $(3,400)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
GOAL                                     WEIGHT        TARGET INCENTIVE DOLLARS
----                                     ------        ------------------------
Business Unit EVA Improvement             40%                  $ 7,200
ADC EVA Improvement                       20%                  $ 3,600
Business Unit Revenue                     20%                  $ 3,600
Key Business Unit Goal                    20%                  $ 3,600
                                                               -------
                                                               $18,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOAL ACHIEVEMENT (AS A % OF TARGET)
-----------------------------------
Business Unit EVA Improvement         200%     x    $  7,200      =    $ 14,400*
ADC EVA Improvement                   100%     x    $  3,600      =    $  3,600
Business Unit Revenue                  90%     x    $  3,600      =    $  3,240
Key Business Unit Goal                110%     x    $  3,600      =    $  3,960
--------------------------------------------------------------------------------

      *BUSINESS UNIT EVA IMPROVEMENT INCENTIVE CALCULATIONS:

-     EVA Result:
             200% x  $7,200  =  $14,400

-     Payout up to 150% of target:
         150%  x  $7,200  =  $10,800

-     2 for 1 offset of prior year bank:
         $(3,400) /  2  =  $(1,700) (amount needed to pay off negative bank)

-     Remaining amount to be paid:
         $14,400  -  $10,800  -  $1,700  =  $1,900

-     Total Current Year EVAI Payout:
         $10,800  +  $1,900  =  $12,700

-     End of year Bonus bank   =  $0

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TOTAL CURRENT YEAR INCENTIVE PAYOUT:  $12,700 (BUSINESS UNIT EVA IMPROVEMENT)
+ $3,600 (ADC EVA IMPROVEMENT) + $3,240 (BUSINESS UNIT REVENUE) + $3,960 (KEY BUSINESS UNIT GOAL) = $23,500.


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XII.  EFFECT OF CHANGE IN EMPLOYMENT STATUS

A. VOLUNTARY RESIGNATION AND RETIREMENT. A participant who voluntarily resigns full-time employment or retires prior to the end of the Fiscal Year receives no payment under the Plan for the current Plan year's performance or any EVA bonus bank account balances being carried over. The participant does not have any obligations with respect to any negative EVA bonus bank account balances remaining at the end of the Plan year.

B. CHANGE BASED UPON UNSATISFACTORY JOB PERFORMANCE. A participant who is involuntarily terminated or transferred to a position not eligible for this Plan for reasons of unsatisfactory job performance receives no payment under the Plan for the current Plan year's performance or any EVA bonus bank account balances being carried over from prior Plan year(s). The participant does not have any obligations with respect to any negative EVA bonus bank account balances remaining at the end of the Plan year.

C. CHANGE BASED UPON JOB ELIMINATION. Subject to the approval of the Committee, a participant who is involuntarily terminated or transferred to a position not eligible for this Plan or another Management Incentive Plan because of a job elimination may retain the right to a pro rata calculation under this Plan for the current year's performance, plus a pro rata portion of any EVA bonus bank balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year, provided at least three months was served in the eligible position. Rights to any unvested EVA bonus bank account balances at the end of the Plan year are forfeited. The participant does not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

D. CHANGE BASED UPON PROMOTION OR DEMOTION TO ANOTHER ELIGIBLE PLAN JOB WITH THE SAME MIP GOALS. A current participant who is promoted or demoted from an eligible position under this Plan to another eligible position with the same MIP goals during the Fiscal Year has a pro rata calculation of the current year's performance awards based upon the time served in each position during the Fiscal Year, provided at least three months were served in each position. If a participant is in an eligible position for less than three months during the Fiscal Year, the payment calculation is based on the incentive level of the position served in the longest.

E. CHANGE IN JOBS WITHIN THE COMPANY BUT NOT ELIGIBLE FOR A MANAGEMENT INCENTIVE PLAN. A participant who changes jobs within the Company but is not eligible for this Plan, retains the right to a pro rata payout under this Plan for the current year's performance, plus a pro rata portion of any EVA bonus balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year, provided at least three months was served in the eligible position. Rights to any unvested EVA bonus bank account balances at the end of the Plan year are forfeited. The participant does not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

F. CHANGE BASED UPON A TRANSFER. A transfer is defined as a change in position which results in the participant working under new MIP goals. How a transfer payout is calculated is based on the quarter in which the effective date occurs.

     The guideline is as follows:

     FISCAL YEAR QTR                          IMPACT ON MIP
    OF EFFECTIVE DATE                      PAYOUT CALCULATION
    -----------------                      ------------------
     1st Quarter           Payout is based on the new MIP goals for the entire
                           fiscal year

     2nd & 3rd Quarter     The participant' payout for the
                           period prior to the effective date of the transfer
                           will be based on the old Plan. The participant's
                           payout after the effective date of the transfers
                           will be based on the overall MIP results of the
                           old goals or the new goals, whichever result in a
                           higher payout for the participant. For this
                           comparison, the calculation of the payout for the
                           old goals will be based on the same level of
                           payout the employee would have received if the
                           employee had not been transferred including their
                           prior salary and target incentive level.

     4th Quarter           Payout is based on the old MIP goals for the entire
                           fiscal year

     In all cases, any positive or negative bonus bank accounts transfer with the individual in their entirety.

G. DEATH. If a participant dies during the Fiscal Year, the participant's heirs as determined by will or applicable laws of descent and distribution will have a pro rata calculation of the current year's performance, plus a pro rata portion of any EVA bonus bank balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year. Rights to any unvested EVA bonus bank account balances at the end of the current Plan year are forfeited. The participant's heirs do not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

XIII.  COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986

If a current Plan year payout causes the participant's total cash compensation to exceed one million dollars in the Fiscal Year, the participant must defer the portion that exceeds the one million dollars in the ADC Telecommunications Deferred Compensation Plan.

XIV.  AMENDMENT OR TERMINATION OF PLAN

The Board of Directors reserves and retains the right to modify, rescind or terminate this plan in whole or in part, at its sole discretion, and nothing in this Plan limits this right in any way or creates any rights in any employee of future participation in this Plan or any other plan, or constitutes any guarantee of compensation or employment with ADC. Further, neither the Board of Directors nor the Company has any obligation under this Plan or otherwise to adopt this or any other plan in any future fiscal year.


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                                          Attachment A

------------------------------------------------------------------------------------------------------------------------------------
                                                               CURRENT YEAR BONUS BANK DEPOSIT
  PRIOR CUMULATIVE BONUS  ----------------------------------------------------------------------------------------------------------
       BANK ACCOUNT*         NO BONUS BANK DEPOSIT      POSITIVE BONUS BANK DEPOSIT           NEGATIVE BONUS BANK DEPOSIT
------------------------------------------------------------------------------------------------------------------------------------
 NO PRIOR ACCOUNT          -  Participant does not    - Deposit goes into bonus bank   -  Deposit goes into bonus bank and is
                              have a bonus bank.        and vests at a rate of 25%        carried forward to the next plan year.
                                                        per year, beginning
                                                        immediately , then after 1
                                                        year, 2 years, and 3 years
                                                        respectively.
------------------------------------------------------------------------------------------------------------------------------------

 POSITIVE ACCOUNT          -  The amount that vests   - Same as above in addition to   -  Negative amount offsets positive bonus
                              for the current plan      paying for any prior year         bank amount that is scheduled to vest
                              year is paid.             deposit amount(s) that vest       in the current plan year.
                                                        for the current plan year.     -  If there is a remaining positive amount
                                                                                          in the current plan year, that amount
                                                                                          is paid, or
                                                                                       -  If there is a remaining negative
                                                                                          amount, that amount is carried forward
                                                                                          to the next plan year.
------------------------------------------------------------------------------------------------------------------------------------

 NEGATIVE ACCOUNT          -  Up to 150% of target    - Up to 150% of target of the    -  Deposit goes into bonus bank.  The
                              of the current plan       current plan year EVA             deposit is added to prior bank amount,
                              year EVA Improvement      Improvement result is paid.       and is carried forward to the next plan
                              result is paid.  No       No reduction or offset of         year.
                              reduction or offset of    bonus bank.
                              bonus bank.             - Between 150% and 200% of
                           -  Between 150% and 200%     target:  offset applies at a
                              of target:  offset        2 for 1 rate before any
                              applies at a 2 for 1      payout account.  The
                              rate before any payout    remaining amount, if any, is
                              occurs.  The remaining    paid immediately. If a
                              amount, if any, is        negative amount remains, the
                              paid immediately, or      negative amount from prior
                           -  If a negative amount      year(s) is carried forward to
                              remains after any         the next plan year.
                              offset, the negative    - Over 200% of target:  offset
                              amount from prior         applies as described above.
                              year(s) is carried        If there are any remaining
                              forward to the next       positive amounts, the amounts
                              plan year.                subject to vesting schedule
                                                        described above (under
                                                        Positive Bonus Bank Deposit,
                                                        No Prior Account column)
------------------------------------------------------------------------------------------------------------------------------------

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                            Attachment A

* Cumulative Bonus Bank Account is the result of adding any negative and unvested positive bonus bank deposits.